Exhibit 99.2

Credit Suisse First Boston Corporation Underwriters' Legend

The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

Lehman Brothers Inc. Underwriters' Legend

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by , and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the “Offering Document”). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

Salomon Smith Barney Inc. Underwriters' Legend

Neither the Sponsor nor any of its affiliates make any representations as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information herein addresses only certain aspects of the applicable certificates’ characteristics and thus does not provide a complete assessment of the certificates. As such, the information may not reflect the impact of all structural characteristics of the certificates. The assumptions underlying the information, including structure and collateral, may be modified from time to time to reflect changed circumstances. The attached term sheet is not intended to be a Prospectus and any investment decision with respect to the certificates should be made by you based solely upon all of the information contained in the final Prospectus and Prospectus Supplement. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the certificates in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The certificates may not be sold nor may an offer to buy be accepted prior to the delivery of a final Prospectus and Prospectus Supplement relating to the certificates. All information described herein is preliminary, limited in nature and subject to completion or amendment. No representation is made that the above referenced certificates will actually perform as described in any scenario presented. A final Prospectus and Prospectus Supplement may be obtained by contacting Salomon Smith Barney’s Syndicate Desk at (212) 723-6171.